UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 27, 2023

Jefferies Financial Group Inc.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)	001-05721 (Commission File Number)	13-2615557 (IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-284-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1 per share	JEF	New York Stock Exchange
4.850% Senior Notes Due 2027	JEF 27A	New York Stock Exchange
2.750% Senior Notes Due 2032	JEF 32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Exchange Agreement with Sumitomo Mitsui Banking Corporation

On April 27, 2023, Jefferies Financial Group Inc. (the “Company”) entered into an Exchange Agreement (the “Agreement”) with Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan (“SMBC”), in connection with the expansion and strengthening of the Company’s strategic alliance with SMBC (the “Alliance”).  Pursuant to the Agreement, SMBC will be entitled, from time to time and upon the terms and subject to the conditions set forth therein, to surrender shares of the Company’s voting common stock, $1.00 par value per share (the “Voting Common Stock”), now owned or subsequently acquired, in exchange for shares of the Company’s Series B Non-Voting Convertible Preferred Shares, $1.00 par value per share (the “Series B Preferred Stock”), which shall be established and designated by the Company.  The exchange rate for such exchanges will be 500 shares of Voting Common Stock for one share of Series B Preferred Stock, subject to adjustment as set forth in the Agreement and the Certificate of Amendment (as defined below), and no more than 55,125 shares of Series B Preferred Stock—representing 10.9% of the Voting Common Stock as of the date hereof on an as-converted and fully diluted basis—are required to be issued to SMBC under the Agreement. In connection with each such exchange, SMBC will pay the Company $1.50 per share of Voting Common Stock so exchanged.

Terms of the Series B Preferred Stock

The preferences, limitations, powers and relative rights of the Series B Preferred Stock will be set forth in a Certificate of Amendment of the Certificate of Incorporation of the Company to be delivered by the Company on April 27, 2023 to the Department of State of the State of New York for filing (the “Certificate of Amendment”). The Certificate of Amendment will designate 70,000 preferred shares as Series B Preferred Stock, which the Company expects to only be issued in connection with exchanges pursuant to the Agreement.

As specified in the Certificate of Amendment, the Series B Preferred Stock will have the following terms:

Ranking:  The liquidation preference of the Series B Preferred Stock will equal $17,500 per share.  The Series B Preferred Stock will rank senior to the Voting Common Stock in the event of a distribution of assets upon dissolution, liquidation or winding up of the Company to the extent of its liquidation preference.  Otherwise, the Series B Preferred Stock will rank, as to the payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company, (i) senior to any class or series of capital stock of the Company thereafter created specifically ranking by its terms junior to any shares of Series B Preferred Stock, (ii) pari passu with the Voting Common Stock and any class or series of capital stock of the Company created (x) specifically ranking by its terms on parity with the Series B Preferred Stock or (y) that does not by its terms rank junior or senior to the Series B Preferred Stock and (iii) junior to any class or series of capital stock of the Company thereafter created specifically ranking by its terms senior to any shares of the Series B Preferred Stock.

Cash Dividend/Distribution Rights:  Holders of the Series B Preferred Stock will participate in cash dividends or distributions (subject to certain exceptions for distributions in kind) alongside the Voting Common Stock on an as-converted basis.

Voting: The holders of the Series B Preferred Stock will have no voting rights, except as may be required by applicable law and except as set forth below.

So long as any shares of Series B Preferred Stock are outstanding, the Company may not, without the affirmative vote or written consent of at least a majority of the outstanding shares of Series B Preferred Stock, voting as a single and separate class, (i) amend, alter or repeal any provision of the Certificate of Incorporation of the Company (or the Certificate of Amendment) or the Company’s bylaws (by any means, including by merger, consolidation, reclassification, or otherwise) so as to, or in a manner that would, adversely affect the preferences, rights, privileges or powers of the Series B Preferred Stock; or (ii) voluntarily liquidate, dissolve or wind up the Company.

Redemption and Repurchase: The Series B Preferred Stock will not be redeemable by the Company.  The Company may purchase and sell shares of Series B Preferred Stock from time to time to such extent, in such manner and upon such terms as the Board of Directors of the Company (the “Board”) or any duly authorized committee of the Board may determine.

Mergers; Reorganizations:  In the event of a merger, reorganization, sale of substantially all assets of the Company or similar event where the Voting Common Stock of the Company is exchanged for cash, securities or other property (a “Reorganization Event”), the Series B Preferred Stock will be automatically converted into the types and amounts of securities, cash and other property that is or was receivable in such Reorganization Event by a holder of the number of shares of Voting Common Stock into which such share of Series B Preferred Stock was convertible immediately prior to such Reorganization Event in exchange for such shares of Voting Common Stock; however, if after giving effect to such conversion, SMBC and its affiliates would collectively hold more than 4.99% of any class of voting securities of another entity, then, at the Company’s option, (i) the Series B Preferred Stock will remain outstanding but shall become convertible in connection with a Convertible Transfer (as defined below) or an Additional Issuance (as defined below), at the option of the holder of the Series B Preferred Stock, into the kind of securities, cash and other property receivable in such Reorganization Event by a holder of the number of shares of Voting Common Stock into which each share of Series B Preferred Stock would be convertible immediately prior to such Reorganization Event; or (ii) the Company may redeem the Series B Preferred Stock at a cash price per share of Series B Preferred Stock equal to the product of the Applicable Conversion Rate (as defined below) and the “fair market value” of the Voting Common Stock.

The holders of the Series B Preferred Stock will not have any separate class vote on any Reorganization Event.

Conversion:  Each share of Series B Preferred Stock will automatically convert into shares of the Non-Voting Common Stock (as defined below) at a rate of one share of Series B Preferred Stock to 500 shares of Non-Voting Common Stock, subject to adjustment as to be provided in the Certificate of Amendment (as adjusted, the “Applicable Conversion Rate”), without any further action on the part of the holder or the Company on the 36‑month anniversary of the date that any shares of Series B Preferred Stock are first issued, so long as at such time the Company has received shareholder approval for an amendment and restatement of the Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) to authorize a new class of non-voting common stock (the “Non-Voting Common Stock”) and such Amended and Restated Certificate of Incorporation has been filed, accepted and declared effective with the Department of State of the State of New York.

In the event of a Convertible Transfer to certain non-affiliates of a holder of Series B Preferred Stock, each share of such holder’s Series B Preferred Stock will convert into shares of the Voting Common Stock at the Applicable Conversion Rate two business days after the Company receives a valid notice of Convertible Transfer and conversion from the holder. In order to effect a Convertible Transfer, a holder must also deliver to the Company a representation letter and other information as may be reasonably requested by the Company in accordance with the terms of the Exchange Agreement.

A “Convertible Transfer” is defined as a transfer by the holder of Series B Preferred Stock:  (i) to the Company; (ii) in a widely distributed public offering of the Voting Common Stock issuable upon conversion of the Series B Preferred Stock; (iii) in a transaction or series of related transactions in which no one transferee (or group of associated transferees) acquires 2% or more of any class of the Company’s then outstanding voting securities; or (iv) to a transferee that controls more than 50% of every class of the Company’s then outstanding voting securities without giving effect to such transfer.

Subject to certain limitations, SMBC will have the right to elect to convert its shares of Series B Preferred Stock into shares of Voting Common Stock at the Applicable Conversion Rate if an action by the Company (e.g., a new stock issuance) has the effect of reducing SMBC’s voting percentage in any class of voting securities of the Company (any such action, an “Additional Issuance”).

The foregoing description of the Certificate of Amendment is qualified in its entirety by the full text of the Certificate of Amendment, which will be filed by the Company on a Current Report on Form 8-K.

Board Designation Rights

Pursuant to the Agreement, upon SMBC and its affiliates collectively owning 10% or more of the Voting Common Stock on an as-converted and fully diluted basis, SMBC will have the right to identify one individual to be nominated for election as a member of the Board.  Following such time, in the event SMBC and its affiliates no longer collectively own 10% or more of the Voting Common Stock on an as-converted and fully diluted basis (subject to a cure period in certain circumstances), or upon a material breach by SMBC or its affiliates of their standstill or voting obligations under the Agreement (subject to a cure period), SMBC will no longer be entitled to any Board designation rights.

Standstill Restrictions; Voting Agreement

Pursuant to the Agreement, SMBC will be subject to certain standstill restrictions, including that SMBC and its affiliates will be restricted from acquiring additional equity securities of the Company if such acquisition would result in SMBC and its affiliates collectively owning in excess of 15% of the Voting Common Stock on an as-converted and fully diluted basis until the later of the five-year anniversary of the last exchange under the Agreement and six months after SMBC is no longer entitled to Board designation rights or, if earlier, the occurrence of certain change of control events involving the Company (the “Standstill Period”).

Subject to certain exceptions, including matters related to acquisition proposals, SMBC and its affiliates will be obligated to vote all of their shares of Voting Common Stock in accordance with the recommendation of the Board on all matters submitted to a vote of the Company’s shareholders (including the election of directors).

Registration Rights; Preemptive Rights; Transfer Restrictions

SMBC and its affiliates will have registration rights with respect to the Voting Common Stock (including the Voting Common Stock issuable upon conversion of the Series B Preferred Stock or the Non-Voting Common Stock) pursuant to the terms of the Agreement.

During the Standstill Period, SMBC will be entitled to preemptive rights to purchase its proportionate share of Voting Common Stock or Non-Voting Common Stock in future issuances of Voting Common Stock or Non-Voting Common Stock by the Company constituting more than 3% of the shares of Voting Common Stock then outstanding on an as-converted and fully diluted basis.  These purchase rights will not apply to certain specified issuances, such as equity compensation for employees, officers or directors of the Company or as full or partial consideration for certain non-financing transactions.

Subject to exceptions set forth in the Agreement, (i) SMBC will be restricted from transferring any equity securities of the Company until April 27, 2026, and (ii) thereafter will remain subject to certain transfer restrictions with respect to the equity securities of the Company as set forth in the Agreement.

The foregoing description of the Agreement is qualified in its entirety by the full text of the Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Memorandum of Understanding

Related to the foregoing, on April 27, 2023, the Company and certain of its affiliates entered into a memorandum of understanding (as amended from time to time, and together with such guidelines and other arrangements expressly made a part thereof, the “MOU”) with Sumitomo Mitsui Financial Group, Inc., a financial holding company incorporated in Japan, SMBC, SMBC Nikko Securities Inc., a joint stock company incorporated in Japan, and SMBC Nikko Securities America, Inc., a Delaware corporation (collectively, “SMBC Group”). The MOU sets forth the key terms, conditions and guidelines governing the Alliance and the related collaborations and joint marketing efforts between the Company and SMBC Group.  The expansion of the Alliance, which originated in 2021 with collaboration efforts focused on cross-border mergers and acquisitions, healthcare and leveraged finance, contemplated by the MOU broadens the scope of the collaboration in mergers and acquisitions advisory services and increases the collaboration across the firms’ equities and debt capital markets businesses. The expanded Alliance also includes joint coverage of designated investment grade clients that have banking relationships with SMBC and dedicated investment banking coverage by the Company. SMBC Group will be responsible for credit and debt capital markets, while the Company will be responsible for mergers and acquisitions and equity capital markets.

The foregoing description of the MOU is qualified in its entirety by the text of the MOU, which has been filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01          Other Items

On April 27, 2023, the Company and SMBC issued a joint press release announcing the expansion and strengthening of the Alliance. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additional Information and Where to Find it

This Current Report may be deemed to be solicitation material in respect of the shareholder approval (the “Shareholder Approval”) of the amended and restated certificate of incorporation authorizing the creation of non-voting common stock. In connection with a special meeting of its shareholders for the Shareholder Approval, the Company intends to file relevant materials with Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement in preliminary and definitive form.  INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.  Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to Laura Ulbrandt DiPierro, Corporate Secretary, 520 Madison Avenue, New York, NY 10022.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of the Company in favor of the Shareholder Approval. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on February 17, 2023. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2023 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the direct or indirect interests, by security holdings or otherwise, of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the Company’s proxy statement relating to the Shareholder Approval when it becomes available.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current views and include statements about our future and statements that are not historical facts. These forward-looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will,” “would,” or similar expressions. Forward-looking statements may contain beliefs, goals, intentions and expectations regarding revenues, earnings, operations and other results, and may include statements of future performance, plans and objectives. Forward-looking statements may also include statements pertaining to our strategies for future development of our businesses and products, including the Alliance. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements.

The forward-looking statements in this Current Report also should be considered in light of the risks and uncertainties described in the reports we file with the SEC, including the “Risk Factors” set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2023 and our Annual Report on Form 10-K for the fiscal year ended November 30, 2022 on file with the SEC.  You should read and interpret any forward-looking statement together with reports we file with the SEC.  We undertake no obligation to update or revise any such forward-looking statement to reflect subsequent circumstances.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1
Exchange Agreement, dated as of April 27, 2023, by and between Jefferies Financial Group Inc., a New York corporation, and Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan

10.2
Memorandum of Understanding in Relation to Strategic Alliance, dated as of April 27, 2023, by and among Jefferies Financial Group Inc., a New York corporation, Jefferies Finance LLC, a Delaware limited liability company, Sumitomo Mitsui Financial Group, Inc., a financial holding company incorporated in Japan, Sumitomo Mitsui Banking Corporation, a joint stock company incorporated in Japan, SMBC Nikko Securities Inc., a joint stock company incorporated in Japan, and SMBC Nikko Securities America, Inc., a Delaware corporation

99.1	Joint Press Release, dated April 27, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES FINANCIAL GROUP INC.

	By:	/s/ Michael J. Sharp
		Name:	Michael J. Sharp
		Title:	Executive Vice President and General Counsel

Date: April 27, 2023